                                                       Registration No.333-65752

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     POST-EFFECTIVE AMENDMENT NUMBER ONE TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  VIALTA, INC.
             (Exact name of registrant as specified in its charter)

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
            Delaware                                    94-3337326
  (State or other jurisdiction              (I.R.S. employer identification no.)
of incorporation or organization)
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                             48461 Fremont Boulevard
                            Fremont, California 94538
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  VIALTA, INC.
                       2001 NONSTATUTORY STOCK OPTION PLAN
               ---------------------------------------------------
                            (Full title of the plan)

                                 Fred S.L. Chan
                      Chief Executive Officer, Vialta, Inc.
                             48461 Fremont Boulevard
                            Fremont, California 94538
               ---------------------------------------------------
                     (Name and address of agent for service)

Telephone number, including area code, of agent for service:  (510) 492-1980

This Post-Effective Amendment Number One shall hereafter become effective in accordance with Rule 464 promulgated under the Securities Act of 1933, as amended.


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
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                                          CALCULATION OF REGISTRATION FEE
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                                                       Proposed                Proposed
        Title of                                        maximum                 maximum
      Securities to            Amount to be          offering price            aggregate              Amount of
     be registered(1)          registered(2)          per share(3)          offering price(3)      registration fee
-------------------------------------------------------------------------------------------------------------------
2001 Nonstatutory Stock Option Plan
Class A
Common Stock
Par Value $0.001               1,060,781                 $0.001                    $1,061

TOTALS                         1,060,781                                           $1,061               $0.27
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(1) The securities to be registered include options to acquire Class A Common
Stock.

(2) Pursuant to Rule 416(a), this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or similar transaction.

(3) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The price is computed on the basis of the weighted average exercise price.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     Vialta, Inc. (the "Company") hereby incorporates by reference in this registration statement all the information and documents contained in the Form S-8 filed on July 24, 2001, Registration No. 333-65752.

     The Company hereby incorporates by reference in this registration statement all the information and documents contained in the Form 10 originally filed on May 25, 2001 and most recently amended on August 8, 2001, Registration No. 000-32809.

     The Company hereby incorporates by reference in this registration statement all the information and documents contained in the Form 10-Q filed on August 14, 2001, Registration No. 000-32809.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment Number One to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on August 16, 2001.

                                     Vialta, Inc.

                                     By: /s/ Fred S.L. Chan
                                         ---------------------------------------
                                         Fred S.L. Chan,  Chairman and Chief
                                         Executive Officer



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                        SIGNATURES AND POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number One to the registration statement has been signed by the following persons in the capacities opposite their names on August 16, 2001.

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                Signature                                       Title
----------------------------------------      ----------------------------------------
/s/Fred S.L. Chan                             Chairman and Chief Executive Officer
----------------------------------------      (Principal Executive Officer, Principal
Fred S.L. Chan                                Financial and Accounting Officer)


/s/ Herbert Chang*                            Director
----------------------------------------
Herbert Chang

/s/Matthew K. Fong*                           Director
----------------------------------------
Matthew K. Fong

/s/Masaharu Shinya*                           Director
----------------------------------------
Masaharu Shinya

*By: /s/ Fred S.L. Chan
     -----------------------------------
     Fred S.L. Chan, Attorney-in-fact
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                                  EXHIBIT INDEX

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
 4.1 Amended and Restated Certificate of Incorporation of the Company are incorporated by reference to Exhibit 4.1 to the Company's registration statement on Form S-8 filed with the Securities and Exchange Commission on July 24, 2001.

 4.2 Amended and Restated Bylaws of the Company are incorporated by reference to Exhibit 4.1 to the Company's registration statement on Form S-8 filed with the Securities and Exchange Commission on July 24, 2001.

 4.3      Form of Employee Matters Agreement is incorporated by reference to
          Exhibit 2.3 to the Company's Registration Statement on Form 10 originally filed with the Securities and Exchange Commission on May 25, 2001 and amended on June 13, 2001, July 17, 2001, August 6, 2001 and August 8, 2001 (No. 000-32809).

 4.4      Form of Master Distribution Agreement is incorporated by reference to
          Exhibit 2.1 to the Company's Registration Statement on Form 10 originally filed with the Securities and Exchange Commission on May 25, 2001 and amended on June 13, 2001, July 17, 2001, August 6, 2001 and August 8, 2001 (No. 000-32809).

 5.1      Opinion re legality

23.1      Consent of Counsel (included in Exhibit 5.1)

23.2      Consent of PricewaterhouseCoopers LLP

24 Power of Attorney (included in signature pages to this registration statement)
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